EXHIBIT 10(kk)

                         AGREEMENT OF PURCHASE AND SALE
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     THIS  AGREEMENT,  dated this 13th day of November,  1997 by and between THE
DELTONA CORPORATION, a Delaware Corporation ("Seller") and SCAFHOLDING B.V., a Netherlands corporation ("Buyer").

                                 R E C I T A L S

     WHEREAS, Seller owns certain real estate properties located within various Counties in the State of Florida, (such properties are sometimes hereinafter referred to "Subdivision" or "Subdivisions").

     WHEREAS, the Subdivision is registered with the United States Department of Housing and Urban Development ("HUD"), the Division of Florida Land Sales, Condominiums and Mobile Homes (the "Division") and with various other governmental agencies; and

     WHEREAS,  Seller has,  from time to time,  sold parcels of the  Subdivision
("Lots")  under  Agreements  of  Purchase  and  Sale   ("Contracts")  to  retail
purchasers for their own use ("Purchasers"); and

     WHEREAS, pursuant to each of the Contracts, Seller has either retained title to the Purchaser's Lot as security for the full payment thereof, at which time title is to be conveyed to him or Seller has conveyed title to Purchaser's Lot and taken back a Mortgage and Promissory Note to secure the outstanding balance of the purchase price; and

     WHEREAS, Seller now desires to sell, and Buyer now desires to buy certain Contracts (and take title to the Lots in Trust for the benefit of the Purchaser in cases where Purchaser does not already have title) that now exist from sales of the Lots in the Subdivisions in consideration of the obligations set forth herein.

     NOW THEREFORE, in consideration of the mutual promises contained herein and intending to be legal bound hereby, Buyer and Seller adopt the preamble to this Agreement as part of this Agreement and further agree as follows:

     1. SALE.
        ----

     (a) Seller agrees to sell, assign, transfer and deliver to Buyer, and Buyer agrees to buy, all of the following property of Seller:

     (1) All of Seller's rights and remedies under Contracts where Seller has retained title to certain Lots covered by such Contracts, as set forth in Exhibit "A" attached hereto, and all proceeds therefrom and such additional contracts that may be added prior to the Closing Date to meet the requirements hereof (such Contracts hereinafter referred to as to "Purchased Contracts);

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     (2) All of Seller's  interest in and to the Lots  subject to the  Purchased
Contracts covering such Lots ("Lot"). Seller's interest shall be conveyed by statutory Warranty Deed to the Trustee under that certain Land Trust Agreement ("Land Trust") a form copy of which is attached hereto and made a part hereof as Exhibit "B", the original of which shall be executed prior to or at closing.

     (3) All of Seller's rights and remedies under the Notes ("Purchased Notes") and Mortgages ("Purchased Mortgages") securing the Purchased Notes set forth in Exhibit "A-1" and all proceeds therefrom.

     (4) All records and general intangibles relating to the Purchased Contracts, Lots, Purchased Notes and Purchased Mortgages including without limitation, payment histories, files, computer printouts, computer tapes, closing or settlement sheets, copies of Truth-in-Lending Disclosure Statements, Notices of Rescission and all receipts therefor, and all receipts by Purchasers acknowledging receipt of the HUD Property Report, Florida Offering Statement or other offering statement, report of prospectus ("General Intangibles"). The Purchased Contracts, Purchased Notes and Purchased Mortgages are sometimes hereinafter referred to as "Purchased Instruments"; and, the Lots, Purchased Mortgages, Purchased Instruments and General Intangibles are hereinafter collectively referred to as "Purchased Property".

     (b) With respect to certain Purchased Contracts selected from Exhibit "A", such Contracts shall be delivered to Buyer together with title to the Lots which title shall be conveyed to the Trustee under the Land Trust as above, along with Purchased Notes and Purchased Mortgages at time of closing described in Paragraph 7 hereof. The Purchased Instruments shall have an unpaid principal balance ("Principal Balances") in the aggregate amount of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) as of the Closing Date. All payments made on account of these contracts received by Seller subsequent to the Closing Date shall be segregated and an accounting of these proceeds shall be supplied to Buyer under procedures and provisions set forth in that certain Trust and Service Agreement ("Service Agreement") executed between Seller and Buyer, a form copy of which is attached hereto as Exhibit "C", the original of which shall be executed prior to or at closing.

     2. PURCHASE INSTRUMENTS.
        ---------------------

     (a) Seller has supplied Buyer with information with respect to each of the Purchased Instruments as set forth in Exhibit "A" and Exhibit "A-1".

     (b) All payments made on account of the Purchased Property after the Calculation Date to and including closing shall belong to Buyer.

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     3. PURCHASE PRICE.
        ---------------

     The Purchase Price payable by Buyer to Seller for the acquisition as of the Calculation Date is Five Million Six Hundred Twenty-Five Thousand Dollars and No/100 ($5,625,000.00) determined based upon seventy-five percent (75%) of the face value of the Principal Balances.

     4. GENERAL WARRANTIES AND REPRESENTATIONS
        --------------------------------------

     Seller warrants and represents as of the date of closing that:

     (a) Status of Purchased Property
         ----------------------------

     (1) As of the date of closing, Seller is the sole, exclusive and lawful owner of the Purchased Property, free and clear of all claims, liens, judgments, security interests and other encumbrances and has good right and title to sell same to Buyer.

     (2) Each of the Purchased Instruments is a bona fide and legally valid obligation of a Purchaser of a Lot (Account Debtor") to Seller, duly enforceable against the Account Debtor in accordance with its terms and conditions and not subject to cancellation.

     (3) For each Purchased Contract other than those subject to a mortgage, Seller is vested with good and marketable fee simple title to the Lot covered by such Purchased Instrument, free and clear of all liens, security interest, claims and other encumbrances except for the Purchased Contract and for certain easements, restrictions, reservations, conditions and other encumbrances of record which do not interfere with the Account Debtor's right to use and enjoy his Lot as contemplated by his Purchased Instrument and the HUD Property Report and Florida Offering Statement or other similar report, offering statement of prospectus, if any ("Permitted Encumbrances"). (4) None of the Purchased Instruments are subject to any pending or threatened dispute, offset, claim, defense, counterclaim, credit, allowance, adjustment, or right of rescission or reformation nor can any Account Debtor or other Person assert any of the foregoing except for the development obligation for the lots in St. Augustine Shores Subdivision listed on Exhibit D, annexed hereto.

     (5) The total of the Principal Balances of the Purchased Instruments as of the Calculation Date is not less than $7,500,000.00 and the Principal Balance, Interest Rate and other account information of each Purchased Instrument selected from Exhibit "A" and delivered pursuant hereto are true, correct and accurate.

     (6) Each Purchased Instrument provides for interest at an annual rate of

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less than the applicable  usury rate and for payment terms of consecutive  equal monthly, quarterly, semi-annual or annual installments of principal of purchase price of the Lot together with interest due thereon. Furthermore, none of such payments applicable to any of the Contracts set forth on Exhibit "A" include any payments for impact fees or other similar fees or charges, not including utility service fees.

     (7) There are no repossession, ejectment, foreclosure or other proceedings instituted or threatened against any of the Lots being purchased by Account Debtors and no person other than Seller is receiving collections on any of the Purchased Instruments, including, without limitation, any broker.

     (b) Status of Sales of Lots
         -----------------------

     (1) The Division and no other governmental entity is required to approve this transaction.

     (2) With respect to the Registration for each Subdivision, all statements, facts and representations, all registration reports, all marketing brochures and pamphlets and sales documents, all offering plans, statements and prospectuses, and all other items ("Filing Information"), required to be made to and filed with each of the appropriate governmental agencies of HUD, Florida and the states and countries were made, were true and correct when made, were made in proper form and substance and were accepted by such Registration Agencies. The Filing Information for each Registration is currently true, correct and completed in all material respects, and each Registration has been amended where necessary and is effective and in good standing. Each Account Debtor has received, and has acknowledged receipt, in writing, of the required effective HUD Property Report, Florida Offering Statements, and other state offering statements, reports or prospectuses, each of which was, at the time of issuance and receipt of same by the Purchaser, in compliance with all applicable foreign, federal, state or local laws, rules and regulations, including, without limitation, those of the Registration Agencies.

     (3) All sales of Lots and all Purchased Instruments were made in compliance with all applicable foreign, federal, state and local laws, including, without limitation, the Federal Interstate Land Sales Full Disclosure Act, the Federal Truth-in-Lending Act, Rules and Regulations of the Federal Trade Commission, the Florida Uniform Land Sales Practices Act, the Florida usury laws and other consumer protection laws of Florida.

     (4) The offer of sale or sale of any Lots by Seller did not involve the offer of, or sale of, a security and did not have to be registered under the Securities Act of 1933 or under any state Blue Sky laws, rules or regulations or other similar laws of any state where sales were made.


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     (5) No life insurance, or other property or service was offered for sale or sold to any Account Debtor or prospective Purchaser in connection with the sale of any Lot.

     (6) None of the Contracts, Notes and Mortgages sold and assigned hereby have been modified since the execution thereof by an Account Debtor unless approved by Seller and included as part of the Contract, Note and/or Mortgage.

     (7) All Lots were sold only by Seller or through its authorized brokers, real estate agents or duly authorized officers or employees who were, at all times relevant to offers of sale or sales of any Lots, licensed real estate brokers or agents, where required. All commissions, if any, in connection with such sales have been paid in full.

     (c) Status of Subdivisions
         ----------------------

     (1) Each Account Debtor and other Lot owner within the Subdivision has the right to use and enjoy the common areas, recreational facilities and other amenities of the Subdivision referred to in the Offering Statement.

     (2) All Lots and other parts in each of the Subdivisions are in compliance with all applicable federal, state and local zoning, environmental, planning and land use laws, ordinances, regulations and private property restrictions and each and every Account Debtor has access to the Subdivision within which his Lot is located by public highways or roads and has property and enforceable ingress and egress to each Lot by public rights-of-ways dedicated of record for the use and enjoyment of each Lot Owner Lot in the Subdivision or the public at large, with the exception of the lots in St. Augustine Shores listed on Exhibit D, annexed hereto.

     (3) Seller does not know or have reason to know of any activity at any Lot or affecting any Lot which has been conducted or is being conducted, except in material compliance of all statutes, ordinances, regulations, orders and requirements of common laws. No portion of the Lots constitute a wetland or other "water of the United States" for purposes of Section 404 of the Federal Clean Water Act or similar area regulated under any applicable state law which would preclude an individual Account Debtor from using such Lot as a homesite. To the best of Seller's knowledge, no tanks, presently or formerly used for the storage of any liquid or gas, above or below ground, are present on any Lot.

     5. ADDITIONAL WARRANTIES AND REPRESENTATIONS.
        ------------------------------------------

     Seller warrants and represents, as of the date hereof and as of the date of Closing, that:

     (1) Seller is a corporation duly organized, validly existing and in good

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standing under the laws of Delaware and Florida,  respectively, and Seller is in good standing in all states wherein its activities require it to register to do business, including, without limitation, Florida.

     (2) Seller warrants that the execution and consummation of this Agreement will not render Seller insolvent and there are no proceedings for reorganization, arrangement, liquidation or dissolution pending or threatened under a federal or state law against Seller;

     (3) Seller has the full, proper and lawful power and authority to enter into this Agreement and to carry out the terms and conditions of this Agreement and other agreements and documents referred to herein, and all corporate and other action necessary to enter into the Agreement and to carry out such terms and conditions has been duly taken or will be duly taken on or before Closing;

     (4) All books, records, documents, agreements, information, exhibits, schedules and other General Intangibles furnished by Seller and which Seller permitted Buyer to examine and all exhibits attached hereto are true, correct and accurate.

     (5) Neither the execution, delivery nor the performance of this Agreement will constitute a default under or conflict with any Agreement, indenture or other document or instrument, including, without limitation, the By-Laws or Articles of Incorporation of Seller or any Purchased Instrument delivered pursuant to hereto, by which Seller or any of their assets are bound. Furthermore, no default under any such agreement, indenture or other document or instrument to which Seller is a party or its property is bound, has occurred and is continuing or would occur but for lapse of time, lack of notice, or both, which as or would have a material adverse effect on the respective financial condition of Seller or the ability of Seller to perform the terms and conditions of this Agreement.

     6. POST EXECUTION.
        ---------------

     (a) Following the date hereof:

     (1) Seller shall permit Buyer to inspect the Subdivision and to examine the Purchased Property and to make copies of all files, records and other General Intangibles. Seller shall furnish to Buyer such other agreements, documents and information concerning Seller, the Purchased Property, the Lots, or other parts of the Subdivisions as Buyer shall reasonably request in order for Buyer to conduct an audit to satisfy itself of the quality of the Purchased Property and the condition of the Subdivisions ("Buyer's Audit").

     (2) Immediately after being available, and no later than seven (7) business days prior to Closing, Seller shall promptly deliver to Buyer updated aged trial balances for the

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Purchased  Property  as of the  Calculation  Date  and  in  form  and  substance reasonably satisfactory to Buyer.

     (3) Seller shall continue to collect all payments due on Purchased Instruments in the ordinary course of business but shall not conduct any "cash drive" or induce or solicit the prepayment, discount, compromise, extension, settlement or modification of any of the Purchased Instruments, or in any way impair the validity, value or collectability of any of the Purchased Instruments.

     (4) Seller has applied to the Division and any other appropriate foreign, federal, state and local agencies, if necessary, for approval of the transaction contemplated by the Agreement and shall diligently use all reasonable efforts to obtain such approval. To that end Buyer shall cooperate with Seller in obtaining such approval by providing reasonable assistance in the form of supplying financial and/or corporate information and all documents reasonably requested by the Division or such other agencies.


     7. BREACH OF AGREEMENT PRIOR TO CLOSING.
        -------------------------------------

     If any of the warranties and representations of Seller, which are warranted as of the date of Closing are incorrect, untrue or misleading as of the date warranted or represented, or if Seller is in breach of any other terms or conditions of this Agreement, including, without limitation, Seller's failure to perform any of its obligations under this Agreement which are to be performed at or prior to Closing, then Buyer may complete the Closing, preserving all rights and remedies against Seller for such incorrect, untrue or misleading representation or warranty or any breach of any other term or condition thereto.

     8. CLOSING.
        --------

     A. Date and Place.  The closing and settlement of the purchase  ("Closing")
        --------------
on the Purchased Property pursuant hereto shall take place at the offices of Five Points Title Services, Inc., 999 Brickell Avenue, Suite 700, Miami, Florida 33131, after the approval of this transaction by the Division, (the "Final Closing Date"), or such prior time and place as the parties hereto shall agree in writing or as stated in the Buyer's Notice of Closing; provided, that all other terms and conditions hereunder required to be performed and satisfied by Seller and Buyer prior to Closing have been performed or have been satisfied.

     B. Failure to Close. If Buyer shall fail to close on the Date of Closing or
        ----------------
thereafter by the Final Closing Date, then and in such event this Agreement shall become null and void.

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     9. DOCUMENTS TO BE DELIVERED AT CLOSING.
        -------------------------------------

     (a) Seller shall deliver or cause to be delivered at or prior to Closing, in form and substance satisfactory to Buyer and Seller, duly executed where appropriate:

     (1) Bill of Sale for the Purchased Property;

     (2) Certificate of Ownership in favor of Buyer;

     (3) Copies of all original Purchased Instruments if Buyer requests;

     (4) All General Intangibles shall be available at closing or at Buyer's sole option within five (5) days of Closing, if Buyer requests;

     (5) Appropriate UCC-3 termination statements, estoppel letters or other documents terminating or agreeing to terminate any liens, encumbrances, security interests and claims, if any, against any of the Purchased Property heretofore held by Seller's lenders;

     (6) An accounting for all payments made on account of the Purchased Property after all Calculation Date to and including Closing and a certification by Seller that such sums constitute all payments by Accounts Debtors during such period;

     (7) Certified copies of the appropriate corporate action of Seller authorizing the sale of the Purchased Property to Buyer pursuant to this Agreement and the execution, delivery and performance of this Agreement;

     (8) UCC-1 Financing Statement executed by Seller in favor of Buyer to be filed among the records of the Secretary of State of the State of Florida, confirming the Buyer's interest and security in the Purchased Property;

     (9) Warranty Deed conveying title to the Lots in favor of the Trustee under the Land Trust for the purposes stated herein;

     (10) Service Agreement to be executed by Seller in favor of Buyer assuming the obligations of Servicing Agent as provided herein;

     (11) Assignment of Purchased Mortgages to be executed by Seller in favor of Buyer;

     (12) Assignment of Purchased Contracts to be executed by Seller in favor

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of Buyer;

     (13) Land Trust Agreement executed by Seller and a Trustee acceptable to Buyer, covering the Lots to be conveyed;

     (14) Good Standing Certificates for Seller from Florida and from Delaware as of a recent date;

     (15) Letter from Division approving this sale;

     (16) Evidence of marketable title to the Lots acceptable to Buyer;

     10. COVENANTS.
         ----------

     (a) All payments on the Purchased Instruments made after the Closing Date shall belong to Buyer. All payments received by Seller after Closing shall be received by Service Agent under the Service Agreement and shall be forwarded to Buyer within the time periods and conditions stated in the Service Agreement.

     (b) Until all Purchased Instruments are paid in full, Seller shall supply Buyer with monthly, quarterly, and annual (within ninety (90) days of the close of each fiscal year) financial reports reflecting all funds received and disbursed by the Service Agent during the respective preceding accounting period, reflecting any contracts which have become canceled for non-payment and also reflecting any Lots which at closing were conveyed to the Trustee under the Land Trust, but which pursuant to such cancellation will no longer be subject to conveyance to the lot purchaser and which shall then be conveyed from the Trust directly to Seller for resale purposes. In addition to the foregoing, such periodic accounting will also reflect any contracts which have been paid in full by the respective Account Debtors, the funds received to the time of final payment on such contracts and the fact that the underlying Lot has been or is in the process of being conveyed to the Account Debtors in accordance with the terms of the Purchased Instrument, at which time Buyer and Seller shall direct the Trustee under the Land Trust to execute with Seller a Warranty Deed conveying title to Trust to execute with Seller a Warranty Deed conveying Title to the underlying lot to the Account Debtor.

     11. CLOSING COSTS.
         --------------

     Seller shall pay all costs of recording, State of Florida documentary stamp taxes, State of Florida filing fees, recording cost of any releases and recording cost of UCC-3 release (from Seller's lenders), and/or other fees or cost required to accomplish the purposes of the sales transaction contemplated hereby. In addition to the foregoing and thereafter as provided in the Service

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Agreement,  at the end of the payment terms of each purchased  instrument Seller shall pay the cost of title insurance to be issued in favor of the respective Account Debtors.

     12. INTENT OF THE PARTIES.
         ----------------------

     The sale contemplated under this Agreement is "final" with the result that Seller does not guarantee any ultimate percentage of return of Buyer's investment. Prior to the Closing, the Buyer shall be deemed to have completed Buyer's due diligence necessary and sufficient for Buyer, in Buyer's best judgment, to purchase under the terms stated herein. As provided therein, during the term of the Service Agreement, the Seller shall collect all monies payable under the Purchased Instruments and remit same to Buyer as received, subject to
Section 10, hereof. As security to the Buyer, the title to the Lots underlying the Purchased Instruments shall at closing have been conveyed in Trust to the Trustee designated in the Land Trust. In addition to the foregoing, a Bill of Sale will be delivered to Buyer at Closing together with a UCC-1 Financing Statement securing Buyer which shall be filed in the Office of the Secretary of the State of Florida to assure that the Seller, acting as Buyer's continuing Servicing Agent, shall continue to collect the payments from the Accounts Debtors under their respective Contracts for remittance to Buyer, and that Seller shall continue to act in behalf of Buyer in all fiduciary respects pertaining to the servicing of the Contracts. The foregoing procedures, rights and recitations of responsibility are more particularly set forth in and described in the Service Agreement.

     13. REPLACEMENT OBLIGATION.
         -----------------------

     a. If a Purchaser does not pay a sum owed pursuant to a Purchased Instrument and such non-payment continues longer than the grace period provided in the Purchase Instrument, Seller, within thirty (30) days of such date, shall replace the Purchased Instrument with a Replacement Receivable. This Replacement Obligation shall not extend to contracts for the purchase of the lots in St. Augustine Shores Subdivision listed on Exhibit D, annexed hereto.

     b. When and if Seller replaces a Purchased Instrument pursuant hereto, Buyer shall deliver to Seller each such Purchased Instrument by an assignment of the Purchased Instrument and General Intangibles and conveying the Lot or Mortgage related thereto to the Seller by a Special Warranty Deed or assignment, as the case may be, without warranty, representation or recourse except that Buyer has not sold, assigned or otherwise encumbered the Purchased Instrument and Lot and Seller shall concurrently deliver to Buyer a the Replacement Receivable together with all documents as required for the original purchase.

     14. BREACH.
         -------
     Seller and Buyer each represent and warrant to the other that there are no real estate

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brokers, finders, agents,  salespersons employees or any other individual and/or entity involved in this transaction between Buyer and Seller who is or shall be entitled to a commission, finder's fee for renumeration of any kind and each party hereto agrees to indemnify, defend and hold the other party hereto free and harmless from and against all losses, damages, costs and expenses that it may suffer as a result of claims made or suits brought by any other broker, finder, or other person who shall claim to have introduced such party to this transaction or who shall claim that he or it negotiated or had discussions with such party with its authority with respect to this transaction.

     15. BUYER'S INTEREST.
         -----------------

     With respect to the Purchased Property purchased by Buyer pursuant hereto, Buyer is purchasing all right, title and interest in the Purchased Property and does not by any such purchase assume any obligations or liabilities arising from or relating to any Purchased Instrument delivered pursuant hereto except for delivery of title to a Lot to a Lot Purchaser pursuant to terms of the Purchased Instruments or under the Service Agreement.

     16. NOTICES.
         --------

     Notices and all other communications in connection with this Agreement shall be in writing and shall be deemed to have been properly given only if sent by certified mail, return receipt requested, postage prepaid, to Seller or Buyer at the following addresses:

             SELLER:          The Deltona Corporation
                              999 Brickell Avenue
                              Suite 700
                              Miami, Florida 33131

                              Attention:   Earle D. Cortright, Jr.
                                           Chief Operating Officer

             BUYER:           Scafholding B.V.
                              Ottergeerde 14
                              4941 VM Raamsdonksveer
                              The Netherlands

     17. GENERAL.
         --------

     (a) This Agreement shall inure to the benefit of and be binding upon the parties, their respective successors and assigns, and contains the entire agreement between the parties and may not be amended, modified or waived without the express written consent of all parties hereto,

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
and shall be governed by the laws of the State of Florida. All representations and warranties in this Agreement and all documents delivered pursuant hereto and all agreements and other matters not performed prior to the Closing are continuing and shall survive the Closing and the delivery of the Bill of Sale, deeds and other documents pursuant to the Closing.

     (b) Buyer does hereby for itself, its successors and assigns, agree to hold harmless Deltona, its franchised dealers, successors, subsidiary corporations, assigns, agents, employees and officers and directors from any and all manner of claims, demands, damages, causes of action or suits that an entity, corporation or purchaser might now have or that might subsequently accrue to it by any reason of any matter or thing whatsoever particularly growing out of or in any way connected directly or indirectly with the Purchased Instruments for actions or inactions on the part of the Buyer subsequent to the date of this Agreement, except as provided for in this Agreement.

     WITNESS the due execution, seal and delivery hereof.


                                      THE DELTONA CORPORATION


                                       By: /s/ Earle D. Cortright, Jr.
                                          ---------------------------------
                                          Earle D. Cortright, Jr., President

                                       SCAFHOLDING B.V.


                                       By:/s/ Antony Gram
                                          ---------------------------------
                                          Antony Gram

                                  EXHIBIT LIST
                                  ------------



EXHIBIT A         Listing of Agreements of Purchase and Sale
EXHIBIT A-1       Listing of Mortgages and Notes
EXHIBIT B         Trust Agreement with Five Points Title Services Company
EXHIBIT C         Trust and Service Agreement
EXHIBIT D         St. Augustine Shores Contract and Mortgages Listing

                                   EXHIBIT B
            TRUST AGREEMENT WITH FIVE POINTS TITLE SERVICES COMPANY

This Instrument Prepared by:
James Paul, Esquire
Haley, Sinagra & Perez, PA
100 S. Biscayne Boulevard, Suite 800
Miami, FL 33131

                                 TRUST AGREEMENT
--------------------------------------------------------------------------------

     THIS TRUST AGREEMENT, made and entered into as of this 13th day of November, 1997 by and between FIVE POINTS TITLE SERVICES CO., INC., a Florida corporation, as Trustee (hereinafter referred to as the Trustee) and THE DELTONA CORPORATION, a Delaware corporation (Grantor and "Deltona") and SCAFHOLDING B.V., a Netherlands corporation ("Beneficiary").

                              W I T N E S S E T H:

     WHEREAS, the Trustee has taken or may hereinafter take legal title to (i) certain parcels of real property (the "Lots") located in various Counties of the State of Florida (collectively, the "Counties"), as certain of such Lots and
(ii) certain purchase money mortgages on other Lots ("Mortgages"), all of such Lots and Mortgages are more particularly described in Exhibit "A" attached hereto;

     WHEREAS, the Trust is to solely hold title to the Lots and Mortgages for the uses and purposes as hereinafter stated in this Trust;

     WHEREAS,  the Beneficiary joins in this Agreement and agrees to be bound by
its  terms   subsequent   to  its  providing  a  notice  to  the  Trustee  of  a
non-compliance as set forth herein;

     NOW THEREFORE, in consideration of the mutual promises herein contained the parties hereto agree as follows:

     1. PROPERTY. Title to the Lots and Mortgages (collectively "Property") shall be conveyed to the Trustee in accordance with, and the rights of the parties shall be governed to the extent applicable by, the provisions of Section 689.071, Florida Statutes except that the Trustee shall have no liability pursuant to any provision of Section 689.071 and 737.306. The Trustee agrees to accept multiple deeds and assignments of mortgages covering the Property located in the various Counties to be recorded in the name of the Trustee in the Public Records of the Counties, and to hold title to the Property for the uses and purposes herein stated. Deltona shall record the deeds to the Lots, Mortgages and assignments thereto and pay all monies required to record said deeds, assignments, Mortgages and any other instruments to include, but not limited to, all appropriate documentary stamp taxes, if applicable. Deltona may dedicate or cause any other property to be conveyed to the Trustee. For conveyances to individual purchasers, Beneficiary agrees to bear the costs for preparation of each deed, the costs of recoding, the affixation of the documentary stamp taxes prior to recording; Deltona agrees to bear the costs for the premium due for each owners title insurance policy. It is contemplated that, from time to time, there shall be additions to, deletions from and exchanges between the Listing of the Properties (Deeds and Mortgages) contained in the Trust. The Trustee agrees to accept such additions, deletions or exchanges, provided it receives duly executed, written notices and/or copies of deeds of conveyance or assignments of mortgages, as the case may be, if applicable, with respect thereto. Should other property subsequently be conveyed to and held by the Trustee pursuant to this Trust Agreement, the term "Property" as used herein shall mean and refer to all property, the title to which is held by the Trustee under this Trust Agreement. This Trust Agreement may be identified as Trust Agreement No.___.

     2. OBJECTS AND PURPOSES. The objects and purposes of this Trust Agreement are for the Trustee to solely and only hold title to the Property until its sale, deeding or satisfaction and to hold such title to such Property as Collateral for the Beneficiary until the expiration of this Trust Agreement as provided in Section 23. The Trustee shall not manage or operate the Property nor undertake any other activity not strictly necessary to the attainment of the foregoing purposes; nor shall the Trustee transact a business of any kind with respect to the Property within the meaning of Chapter 609, Florida Statutes, or any other law; nor shall this Trust Agreement be deemed to be, or create or evidence the existence of a corporation, de facto or de jure, or a Massachusetts Trust, or any other type of business trust, or an association in the nature of a corporation, or a co- partnership or joint venture by or between the Trustee and Deltona or the Beneficiary, or by or between any future beneficiary.

     3. COMPENSATION TO TRUSTEE. The Trustee shall receive compensation for its services in accepting this Trust Agreement and taking and holding title to the Property hereunder. Such compensation shall be calculated in accordance with a separate schedule between the Trustee and Beneficiary which is incorporated herein and attached as Exhibit "B". In the event that the Beneficiary provides written notice to the Trustee that an Event of Non-Compliance has occurred and exists in accordance with a separate agreement between Deltona and the Beneficiary and the Trustee shall not be obligated to comply with any direction from Deltona until the Trustee is satisfied that compensation shall be forthcoming from Deltona or the Beneficiary.

     4. INQUIRIES. Written inquiries, legal and other notices, tax statements and all other documents and writings received by the Trustee and relating to this Trust Agreement or the Property shall be sent and forwarded within a reasonable time after receipt by the Trustee to Deltona and to Beneficiary at the address set forth on the signature page hereto or as changed from time to time in writing.

     5. RIGHTS AND POWERS OF DELTONA. The interest of Deltona under this Trust Agreement, as permitted by Beneficiary, shall consist only of the following powers until revoked by Beneficiary pursuant to Section 19:

     a. the power to direct the Trustee to deal with title to the Property including, without limitation, the right to instruct the Trustee to execute instruments and require the Trustee to assign any and all claims under any title Insurance policy covering the Lots or Mortgages for which the Trustee is the named insured thereunder to Deltona in order that Deltona may pursue such claim, provided, however, that the Trustee shall have no liability whatsoever nor shall the Trustee be required to furnish any warranties that would result in any liability in regard to the execution of any such instruments, all set forth in Sections 15, 16, 17 and 18 of this Trust Agreement; Deltona and Beneficiary (Beneficiary only after Beneficiary has provided written notice of non- compliance to the Trustee in the event of Deltona's non-compliance as provided for in Section 19 of this Agreement and has assumed certain powers of direction hereinafter referred to as "Beneficiary's Notice and Exercise of Power"), shall indemnify and hold the Trustee harmless from any and all such liability and shall be similarly liable to Trustee the same as Deltona under all provisions and paragraphs of this Agreement.

     b. the power to manage, possess, use and control the Property;

     c. the power and right to foreclose any Mortgage after such Mortgage has been reassigned to Deltona by Trustee or to take title to the Lot from any foreclosure sale with respect thereto. All such related expenses and attorney fees to be advanced and paid in full by Deltona; upon any such Assignment of Mortgage to Deltona for the purpose of foreclosure.

     Such rights and powers, as well as the interest of Deltona under this Trust Agreement, shall be personal property. Upon Beneficiary providing to Trustee the Notice and Exercise of Powers referenced in paragraph 19 all such powers shall vest in Beneficiary.

     6. ASSIGNMENT OF BENEFICIARY'S INTEREST. Beneficiary may not assign absolutely any or all of its interest under this Trust Agreement unless and until both or the following two (2) conditions have been met (except that such condition may, but need not apply to any assignment of such interest for security purposes or any foreclosure action or other similar proceedings thereon);

     a. A written notice (the "Notice") from Beneficiary, in a form acceptable to the Trustee, indicating that Beneficiary has assigned its rights and powers under Section 5 above to another party (the "Assignee") is delivered to the Trustee and Deltona, and the Trustee has acknowledged receipt of and accepted such Notice; and

     b. Assignee agrees in writing in such Notice to be, bound by all of the duties and obligations of Beneficiary under this Trust Agreement, including but not limited to the duty and obligation to compensate the Trustee in accordance with Section 3 and to pay to the Trustee all advances and expenses set forth in
Section 9.

     Upon the acceptance by the Trustee of any such Notice of assignment as set forth in subparagraphs (a)and(b) hereof, the Beneficiary so assigning its interest under this Trust Agreement shall have no further liability or obligation under this Trust Agreement as to the interest assigned for any acts of the Trustee taken or performed after the acceptance by the Trustee of said assignment, except as may be set forth in such Notice. Beneficiary shall continue to be liable for matters occurring prior to the acceptance by the Trustee of such Notice. Every Notice of any assignment of interest, the original or duplicate of which shall not have been delivered to and accepted by the Trustee in writing, shall be wholly ineffective as to the Trustee and all subsequent assignees or purchasers without notice.

     7. ASSIGNMENT OF DELTONA'S INTEREST. Deltona may not assign its interest in this Trust without the prior written consent of Beneficiary.

     8. OBLIGATION OF TRUSTEE WITH RESPECT TO PROPERTY. The Trustee shall have no obligation to file any income, profit, intangible or other tax reports or returns or to pay such or any other taxes relating to the Property. Beneficiary shall be solely and exclusively responsible for the filing of any necessary tax returns and reports as well as any tax liability. Beneficiary shall indemnify the Trustee for any tax liability. In the event the Trustee does file a tax return, Beneficiary shall indemnify the Trustee for any liability or claim arising from filing such tax return. Beneficiary shall pay all real estate and all other taxes or charges payable with respect to the Property and to the earnings, avails and proceeds of the Property of this Trust Agreement. The Trustee shall maintain separate books, records and accounts with respect to the Property. If Beneficiary fails to timely pay any real estate taxes it is required to pay, the Trustee may elect to resign pursuant to paragraph 13 and shall have no liability regarding such taxes. Beneficiary shall provide proof of payment of real estate taxes on or before February 28th, of each year to the Trustee.

     9. TRUSTEE'S RESPONSIBILITY TO MAKE ADVANCES OR INCUR OR PAY EXPENSES. The Trustee shall have no duty, to make any advances or incur or pay any expenses on account of this Trust Agreement or the Property. If, for any reason, the Trustee makes any such advances or incurs or pays any such expenses on account of this Trust Agreement or the Property, or shall incur any expenses by reason of being a party to any litigation in connection with this Trust Agreement or the Property, or if the Trustee shall be compelled to pay money on account of this

Trust Agreement or the Property, whether for breach of contract, injury under any law, or otherwise (provided, however, the Trustee shall not be individually liable in any manner under this Trust Agreement as set forth in
Section 16 hereof), Beneficiary as on demand by the Trustee, shall pay to the Trustee, with interest at the rate of the weekly average yield on United States Treasury securities adjusted to a constant maturity on one year, as made available by he Federal Reserve Board, the amount of all such expenses, including attorneys' fees, incurred by the Trustee in said matters. The Trustee shall have the right, but not the duty, to employ and consult with any attorneys regarding this Trust Agreement and the Property, and any and all reasonable costs and expenses incurred by the Trustee by virtue of said employment and consultation shall be deemed to be an advance or expense made or incurred by the Trustee under this Section 9 to be paid by Deltona or Beneficiary on demand. Any other monies expended by the Trustee under any other provisions of this Trust Agreement shall also be deemed to be an advance made by the Trustee under this
Section 9. Beneficiary further agrees to indemnify and hold the Trustee harmless of any from any and all expenses, including, but not limited to, all reasonable costs and attorneys' fees, advances, payments or liabilities incurred by it for any reason whatsoever as a result of this Trust Agreement, except those resulting from the Trustee's gross negligence or willful misconduct. The Trustee shall not be obligated to convey, transfer or otherwise deal with the Property or any part of it or to follow any instructions of Deltona or Beneficiary unless and until all of the payments, advances and expenses made or incurred or paid by the Trustee on account of this Trust Account or the Property shall have been paid, with interest at the rate set forth herein. Further, after making written demand on Beneficiary to pay to the Trustee all payments, advances and expenses made or incurred by the Trustee on account of this Trust Agreement or the Property, the Trustee shall be entitled to and shall have a lien on the Property to the extent allowable by law to secure all such payments, advances and expenses, together with interest thereon at the rate set forth herein and all costs and expenses, including reasonable attorneys' fees, which the Trustee may incur or become liable for such costs and expenses in collecting said amount from Beneficiary.

     10. TRUSTEE'S RESPONSIBILITY WITH RESPECT TO LEGAL PROCEEDINGS. The Trustee shall be under no duty to take any action, to pay any money or to incur any expenses in regard to any legal proceeding involving this Trust Agreement or the Property unless it shall elect, in its sole discretion, to do so and be furnished with sufficient funds or be indemnified to its satisfaction by Beneficiary. If the Trustee is served with process or notice or legal proceedings or of any other matters concerning this Trust Agreement or the Property, the sole duly of the Trustee shall be to forward the process or notice to Deltona and the Beneficiary as provided herein. In such case, Deltona or Beneficiary may defend said action in the name of the Trustee with counsel reasonably acceptable to the Trustee; provided, however, that the Trustee may at any time resign as such under this Trust Agreement or personally appear in said proceedings and any legal fees incurred by Trustee shall be paid by Beneficiary.

     11. PROTECTION OF THIRD PARTY DEALING WITH TRUSTEE. It shall not be the duty of any purchase of all or any part of the Property to see to the application of the purchase money, nor shall anyone who may deal with the Trustee in regard to the Property, be required or privilege to inquire into the necessity or expediency of any act of the Trustee, or into the provisions of this Agreement.

     12. NO RECORDATION. This Agreement shall not be recorded in any of the Counties or elsewhere, by any recording shall not be notice of the rights of any person, derogatory to the title or powers of the Trustee.

     13. RESIGNATION BY TRUSTEE. The Trustee may at any time resign as Trustee and shall, except as provided below, have no further duties under this Trust Agreement by giving written notice of such intention to resign to Deltona and the Beneficiary. Such resignation shall become effective after the Trustee shall have executed any and all documents furnished to the Trustee by Deltona and the Beneficiary, as the case may be, and such documents shall be satisfactory to the Trustee for execution, which documents shall be for the purpose of conveying to any successor Trustee all existing rights of the Trustee under this Trust Agreement and title to the Property; provided, however, that in all events said resignation shall become effective no later than sixty (60) days after notice of resignation has been delivered to Deltona and the Beneficiary. If the Trustee is advised in writing by Deltona or the Beneficiary as to who the successor trustee is to be, the Trustee shall have the right, but not the duty, to prepare, execute, deliver and/or record any and all documents which are necessary in the sole discretion of the Trustee to convey or transfer title to the Property to such successor trustee. If notice of the successor trustee is not given to the Trustee in writing within sixty (60) days after notice of resignation has been delivered to Deltona and the Beneficiary or if Deltona or the Beneficiary fails to furnish documents satisfactory to the Trustee for execution within sixty (60) days after notice of resignation has been delivered to Deltona and the Beneficiary, the Trustee shall convey title to the Property to Beneficiary or as designated by Beneficiary, the deed of conveyance shall be recorded by Beneficiary. Notwithstanding the resignation by the Trustee as provided herein, Deltona shall upon such resignation immediately pay to the Trustee all payments, advances or expenses made or incurred by the Trustee in regard to this Trust Agreement or the Property and the Trustee shall continue to have a lien on the Property to secure the payment of such sums as set forth in Section 9, which lien the Trustee may evidence by causing to be recorded in the Public Records of the Counties, as notice of lien specifying the amount of monies owed it by Beneficiary. The Trustee may thereafter, to the extent allowable by law, enforce its lien against the Property by appropriate judicial proceeding and, in said proceeding, the Trustee shall be entitled to recover from Beneficiary, and the same shall be a lien on the Property, all its costs and expenses, including reasonable attorneys' fees, in said proceeding.

     14. SUCCESSOR TRUSTEE. Every successor Trustee shall become fully vested with all the title, estate, rights, powers, trusts, and shall be the duties and obligations of its predecessor under this Agreement. The term Trustee shall thereafter mean and refer to said successor trustee.

     15. TRUSTEE ACTS ONLY ON WRITTEN AUTHORIZATION. The Trustee will deal with the Property which may become subject to this Trust Agreement only when authorized and directed to do so in writing by only Deltona (or the Beneficiary, if the Beneficiary has exercised its right to exercise the power of direction with respect to the Property). The Trustee shall execute deeds, satisfactions, mortgages or released all in regard to the Property or otherwise deal with the title to the Property subject to this Trust Agreement; provided, however, that in regard to all documents to be executed by the Trustee, said documents shall be prepared by Deltona (or the Beneficiary, if the Beneficiary has the right to exercise the Power of Direction with respect to the Property) and furnished to the Trustee with written direction by Deltona (or the Beneficiary, if the Beneficiary has the right to exercise the Power of Direction with respect to the Property) to execute and redeliver to Deltona or to any third person or persons. The Trustee shall not under any circumstances be obligated to execute any instruments which may, in the opinion of the Trustee, result in any liability to the Trustee and rather than executing any instruments under this Section 15, the Trustee may resign as Trustee under this Trust Agreement as provided in Section 13 and, in the event the Trustee so resigns, the Trustee shall be under no duty to execute any instruments other than instruments provided in Section 13 regarding conveyance of title to the Property. The Trustee shall have no duty, liability or obligation whatsoever, and the Trustee shall not be required to inquire into the propriety of any written direction by Deltona or Beneficiary or the authority of the person signing said direction. To the extent the Trustee follows any written direction received from Deltona (or the Beneficiary, if the Beneficiary has the right to exercise the power of direction with respect to the Property), the Trustee shall have no duty, liability obligation whatsoever, and the Beneficiary shall indemnify and hold the Trustee harmless from and against all claims, demands, costs and expenses, including reasonable attorneys' fees, losses, liabilities and obligations which the Trustee may pay, incur or sustain by virtue of the Trustee following said written instructions.

     16. TRUSTEE NOT INDIVIDUALLY LIABLE. The Trustee shall have no individual liability or obligation whatsoever arising from its ownership of or holding legal title to the Property, or with respect to any act done or contract entered into or indebtedness incurred by it is dealing with the Property or in otherwise acting under this Trust Agreement upon the direction of Deltona (or the Beneficiary, if the Beneficiary has the right to exercise the power of direction with respect to the Property) except to the extent of the Property and any trust funds in the actual possession of the Trustee shall be applicable to the payment and discharge of such limitation, the Trustee shall be under no duty whatsoever to execute or enter into any instrument or agreement which does not contain language acceptable to the Trustee providing that the Trustee shall have no liability whatsoever and that the liability of the Trustee shall be limited solely to any property that the Trustee holds under this Trust Agreement. The Trustee shall be a named co-insured on such general liability policies of

Deltona if applicable to the Trust Property. Deltona to provide Trustee such policy of insurance and co-insurance binder at the time of conveyance of such property to the Trustee. Deltona agrees at all time to carry public liability insurance and other liability insurance as the Trustee shall deem necessary, insuring the Trustee in amounts and form acceptable to the Trustee. In the event of the failure to furnish liability insurance, the Trustee, in its discretion, may procure the insurance, and Deltona does jointly and severally agree that they will forthwith on demand pay the Trustee the amount of the premium on the insurance plus interest as allowed by this Trust Agreement.

     17. CONTROL OF PROPERTY BY DELTONA. Deltona shall have the sole possession, management and control of the deeding, selling, renting, repairing, maintaining and handling of the Property and the collection of payments from installment purchasers and mortgagors and the enforcement of agreement for deed, including the right to foreclosure any defaulted Mortgage; and the Trustee shall have no right or duty in respect to such matters. Deltona shall have the right to collect payments and to service installment and mortgage receivables, in its own name or through its agents with respect to the Property. Neither Deltona nor the Beneficiary is the agent of the Trustee for any purpose whatsoever and neither has any authority whatsoever to contract or to execute leases or do any other act in the name of the Trustee or to obligate the Trustee personally or as Trustee. Notwithstanding the provision in this paragraph, the power of directing the deeding of Property to Lot Purchaser or satisfying or releasing of liens on Property and all other powers of Deltona hereunder may be exercised by the Beneficiary upon written notice to the Trustee that an Event of Non-Compliance has occurred and exists. Until the Trustee is provided a Notice of Non-Compliance, Deltona shall be entitled to record all deeds to Lots and record all mortgages and satisfactions thereof. Beneficiary shall pay all recording fees, taxes and stamps in connection therewith. Deltona shall pay the cost for the premium due for each owners title insurance policy. The Trustee is specifically authorized and required to rely on the written notice from the Beneficiary that an Event of Non-Compliance has occurred. Such written notice of the Beneficiary shall also be delivered to Deltona. The Trustee shall have a duty to act upon such written notice after ten (10) days of receipt of such written notice.

     18. TRUSTEE NOT REQUIRED TO GIVE WARRANTY. The Trustee shall not be required to execute any instrument containing any covenants of warranty that would result in liability to the Trustee in regard to the execution of any such instrument.

     19. EVENT OF NON-COMPLIANCE. For purposes of this Agreement, an "event of non-compliance" is hereby defined as:

         (i) failure of Deltona to perform any of the terms and conditions of this Agreement and of the Servicing Agreement; or
         (ii)  the filing of any bankruptcy by or against Deltona;
         (iii) an in either case failure of Deltona to cure (i) and (ii) above within (30) days after notice thereof from Beneficiary.

The furnishing of notice of non-compliance by Beneficiary to Trustee shall revoke all powers of Deltona under this Agreement.

     20. LAW GOVERNING. This Trust Agreement shall be construed in accordance with, and governed by the laws of, the State of Florida. In the event action or suit is commenced as a result of any matter affecting this Trust Agreement, the parties hereto designate Dade County, Florida, as the proper jurisdiction and the venue of such action or suit.

     21. NOTICES. All notices or other writings required or permitted to be given by either party to this Trust Agreement shall be in writing, sent to the address set forth on the signature page hereof, and shall be deemed to be given in the case of hand delivery, when received, and in the case of mailing by certified or registered mail, return receipt requested, five (5) days after said notice has been deposited in the United States Mail, postage prepaid, and in all cases upon receipt by the appropriate party. Any party may change its address to which said notices are to be sent by giving notice of same to the other party in accordance with the provisions hereof at least ten (10) days prior to any such notice.

     22. NO THIRD-PARTY BENEFICIARY. This Trust Agreement is solely for the benefit of the parties hereto and no person or persons not a party to this Trust Agreement shall have any rights or privileges under this Trust Agreement either as a third-party beneficiary or otherwise, except to the extent that the Beneficiary may have the right to exercise the power of direction with respect to the Property.

     23. TERM. The term of this Trust Agreement shall be for a period of fifteen
(15) years from the date of this Trust Agreement unless sooner terminated as otherwise provided in this Trust Agreement. Upon receipt of written notice of termination of this Trust by Beneficiary, this Trust shall be terminated. Upon the expiration of this Trust Agreement or termination, the Trustee shall convey all of the Property at any kind as directed in a writing executed by the Beneficiary.

     24. REVOCATION AND AMENDMENT. Beneficiary may at any time by written instrument delivered to the Trustee revoke, or with the consent of the Trustee, amend this Trust Agreement. In the case of revocation, which shall take place after providing at least sixty (60) days prior written notice to Trustee with a copy of such notice to the Beneficiary, the Trustee shall convey title to the Property in accordance with the procedures set forth in Section 13 of this Trust Agreement and, in the case of amendment, Beneficiary shall furnish to the Trustee the written form of said amendment as executed by Beneficiary. Upon the execution of said amendment by the Trustee, said amendment shall be considered to be an amendment to this Trust Agreement.

     25. CHANGING TRUSTEE. The Beneficiary shall have the right to appoint a successor Trustee at any time by written notice to Trustee and Deltona.

     26. MISCELLANEOUS. The captions for the paragraphs contained herein are solely for the convenience of the parties and do not, in themselves, have any legal significance. Time is of the essence of this Trust Agreement. In this Trust Agreement, the plural includes the singular and vice versa. This Trust Agreement constitutes the complete agreement between the parties hereto and there are no representations, agreements or understandings other than as set forth herein. This Trust Agreement may not be amended, changed or modified except by a writing signed by all the parties to this Trust Agreement.

     27. INTERPLEADER. If any of the parties hereto shall be in disagreement about the interpretation of this Trust Agreement, of about the rights and obligations of or the propriety of any action contemplated by the Trustee hereunder, the Trustee may (but need not), at its sole discretion, file an action in interpleader to resolve said disagreement. The Trustee shall be indemnified for all costs, including attorneys' fees, in connection with the aforesaid interpleader action, and shall be fully protected in suspending all or a part of its activities under this Trust Agreement until a final judgment in the interpleader action is received.

     IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the day and year first above written.

THE DELTONA CORPORATION                   FIVE POINTS TITLE SERVICES, CO., INC.

By:/s/ Earle D.  Cortright, Jr.           By:/s/ Nancy Roche
   -------------------------------------     -----------------------------------
Earle D. Cortright, Jr., President        Nancy Roche, President
Address:  999 Brickell Avenue, Suite 700  Address:999 Brickell Avenue, Suite 700
          Miami, Florida  33131                   Miami, Florida 33131

Gram hereby acknowledges its rights and obligations under the aforesaid Trust Agreement as to those paragraphs that pertains to Antony Gram and/or Affiliates.

SCAFHOLDING, B.V.

By: /s/ Antony Gram
   --------------------------
   Antony Gram, President

                                  EXHIBIT "A"
     Scafholding B.V. to pay Five Points Title Services Co., Inc., Trustee

1.   Administrative Fees and Work Charges:

        $50.00 per Transaction (conveyances, assignments, and satisfactions).

2. Administrative Fees and Work Charges for any out of the ordinary transaction, excluding the above, will be agreed to between both parties.

3. Administrative Fees and Work Charges include maintenance of account, correspondence, preparation of documents as needed, updated records of transactions, recording services, research, title searches, escrow services, and any other administrative duties required.

4. Scafholding B.V. to reimburse Five Points Title Services Co., Inc. for any out-of-pocket expenses that might be incurred by Trustee in connection with the administration of the account or any transaction.

                                   EXHIBIT C
                           TRUST AND SERVICE AGREEMENT
--------------------------------------------------------------------------------

     By this Trust and Service Agreement ("Agreement") made as of the 13th day of November, 1997, SCAFHOLDING B.V., a Netherlands corporation, (hereinafter referred to as "Scafholding", THE DELTONA CORPORATION, a Delaware corporation (hereinafter variously referred to at "Deltona", and FIVE POINTS TITLE SERVICES COMPANY, INC., a Florida corporation (hereinafter referred to as "Trustee")confirm and agree as follows:

     1. Introduction
        ------------

     1.1  Scafholding  has entered  into an Agreement of Purchase and Sale dated
November 13th, 1997, ("Purchase Agreement"), pursuant to which Scafholding purchase all of Deltona's beneficial and equitable interest in those installment sales agreements, notes and mortgages, which arose from the sale of lots in various communities in Florida ("Purchased Account"). Scafholding's ownership of the Purchased Accounts shall be evidenced by the certificate attached hereto as Exhibit "A".

     1.2 Scafholding desires that Deltona perform, and Deltona is willing to perform the collection and accounting services identified with respect to the Purchased Accounts, all upon terms and conditions set forth below.

     1.3 The parties hereto desire to enter into this Agreement for the purpose of setting forth their understanding with respect to the services to be performed for Scafholding by Deltona in connection with the Purchased Accounts that form the corpus of this Agreement.

     1.4 Trustee shall hold title to the land underlying the Purchased Accounts until conveyed to the individual purchaser or otherwise as provided for in this Agreement.

     2. Agreement
        ---------

     2.1 Agreement of "General Intangibles" and Collection Services - Notwithstanding Section 9, entitled "Documents to be Delivered at Closing", of the Purchase Agreement, Deltona shall retain in its possession, and segregate all original "General Intangibles" as defined in the Purchase Agreement while Deltona services the Purchased Accounts. Scafholding shall be entitled to inspect the "General Intangibles" at any reasonable time within twenty-four (24) hour prior notice given to Deltona.

     Deltona shall be the agent of Scafholding solely with respect to all cash, checks, drafts, money orders, and other things of payments, which Deltona collects on the Purchased Accounts; and in connection therewith shall act under the direction and control of Scafholding. Commencing as of the date hereto, Deltona will perform in connection with the Purchased Accounts the collection services specified herein:

                    (a) Use a collection procedure acceptable to Scafholding for the daily collection of payments on the Purchased Accounts;

                    (b) Deltona shall open all envelopes, remove their contents, and deposit the proceeds thereof, other than the remittance and payment cards, on a daily basis to the account referenced above.

                    (c) Deposit all payments on the Purchased Accounts to a special account, as to which Scafholding shall be the equitable beneficiary and the signature cards of which shall bear the notation "Scafholding Escrow Account", and remit all collected items, less any bank fees relating to any deposited items or Scafholding Escrow Account, in full to Scafholding, by wire transfer or check to an address advised in writing by Scafholding from time to time, referencing specified "Deltona Installment Sales Contracts, Notes and Mortgages", or in such other times as Scafholding may direct in writing;

                    (d) Return incomplete or post dated checks to Makers of the checks under the respective Purchased Accounts.

                    (e) Redeposit checks returned to Deltona for reasons of "return to Maker" or "non-sufficient funds" or words or similar import; and

                    (f) Return to Maker checks not paid and returned from drawee bank, including such checks as are not paid and returned to Deltona after being redeposited.

                    (g) Deltona will apply all collected funds first to utility impact fees, second to accrued interest and third to principal. All funds collected for utility impact fees shall be remitted to the utility escrwo by Deltona on a monthly basis.

                    (h) Deltona will bill and collect real estate tax payments from customers and coordinate payment of those taxes to the respective counties.

     2.2 Accounting  Services - No later than 15 days after the last day of each
         --------------------
month commencing with the first full calendar month following the date hereof, Deltona will deliver to Scafholding, at the address to which notices are to be sent to Scafholding, pursuant to Paragraph 6 hereof, a "trial balance" report showing through the last day of the preceding month the following (a) principal balances on each Purchased Account, (b) payments received on each Purchased Account allocated as between principal and interest, and (c) a current status for each Purchased Account showing delinquencies or prepayments, and other similar adjustments. Concurrently, with the "trial balance" report, Deltona shall provide to Scafholding a separate report detailing the total daily deposits for each account during the preceding month. Deltona shall further deliver to Scafholding such other reports which Scafholding may from time to time reasonably request in writing.

     2.3 Standard of Care - Liability for Consequential and Incidental Damages -
         -----------------------------------------------------------------------
Deltona agrees to use the same degree of care in processing the items and data required by this Agreement, that it uses in processing similar items and date for their own use. Deltona shall not accrue liability for consequential or incidental damages resulting from the inaccuracy of any information supplied to Scafholding, or any errors or mistakes in reports prepared hereunder, except for those caused by the negligence or willful misconduct of Deltona or it's employees. All errors brought to the attention of Deltona or which become known to Deltona shall be corrected within thirty (30) days thereafter.

     2.4 This Agreement shall terminate upon sixty (60) days written notice by Deltona or Scafholding.

     2.5 Title to Lots
         -------------

     (a) Simultaneously with the closing on the sale contemplated in the Agreement of Purchase and Sale, Deltona shall have conveyed by General Warranty Deeds the fee simple title to all lots underlying the installment sales agreements which are part of the Purchased Contracts, which deeds shall be recorded in the appropriate county in the State of Florida, to Trustee. Scafholding agrees that title to the respective lots shall be conveyed, in trust, pursuant to that certain Land Trust Agreement, attached hereto and made a part hereof as Exhibit "B", pending receipt of the installment payments or mortgage payments required in each of the Purchased Accounts. At the time each Purchased Account shall have become paid in full or at such time as Purchaser enters into a Mortgage and Promissory Note for the balance of the Purchase Price, Trustee, hereunder, shall, on behalf of Scafholding, as the case may be, either (1) prepare a Warranty Deed for the execution thereof by Trustee, conveying title to the respective account holder of the Purchased Account, all as contracted for in the purchased contract, after which such deed or deeds shall be forwarded by Trustee to be recorded in the County where the lot is located, subject to search of title among the Public Records for any intervening matters of record filed after Deltona's deed to Trustee for the benefit of Scafholding at closing; or (2) prepare appropriate Satisfaction of Mortgage to be executed by Scafholding and recorded in the appropriate County by Five Points Title Services Co., Inc. Deltona agrees to cause an owners policy of title insurance to be issued in favor of the grantees of each such deed that shall have been recorded upon payment in full, as aforesaid. Scafholding agrees that the Trustee shall retain title to all lots, for the contract lot purchasers until the contracts have been paid in full or converted to a Mortgage and Note, and unless the contract shall have been canceled for non-payment will not suffer any clouds on title thereto. Scafholding agrees to bear the costs of preparation of each deed, the costs of recording, the affixation of the property State of Florida documentary stamps taxes prior to recording. Deltona agrees to bear the costs for the premium due for each owners title insurance policy as to each Purchased Account.

     (b) In the event that any Purchased Account shall, prior to maturity, become delinquent and not be subsequently reinstated, the result of which shall, according to the terms of the respective contract or note and mortgage become the basis for cancellation of the contract or acceleration of the mortgage and a foreclosure action, such contract or mortgage shall, be canceled by Deltona and the report of the cancellation or acceleration shall appear in the next following monthly report to Scafholding. Thereafter, Scafholding and Deltona shall either:

     (c) If a Purchaser does not pay a sum owed pursuant to a Purchased Instrument and such non-payment continues longer than the grace period provided in the Purchase Instrument, Deltona, within thirty (30) days of such date, shall replace the Purchased Instrument with a Replacement Receivable. This Replacement Obligation shall not extend to contracts for the purchase of the lots in St. Augustine Shores Subdivision listed on Exhibit D to the Agreement of Purchase and Sale, annexed hereto.

     (d) When and if Deltona replaces a Purchased Instrument pursuant hereto, Scafholding shall deliver to Deltona each such Purchased Instrument by an assignment of the Purchased Instrument and General Intangibles and conveying the Lot or Mortgage related thereto to Deltona by a Special Warranty Deed or assignment, as the case may be, without warranty, representation or recourse except that Scafholding has not sold, assigned or otherwise encumbered the Purchased Instrument prior to the date of such reassignment, and Deltona shall concurrently deliver to Scafholding a Replacement Receivable together with all documents as required for the original purchase.

     (1) With respect to defaulted notes and mortgages, the Trustee shall reassign the note and mortgage to Deltona. Deltona shall then proceed with a foreclosure action and upon completion of the action, offer the lot for sale;

     or

     (2) With respect to defaulted contracts, Trustee shall reassign such contract to Deltona and Deltona shall resell the lot to create another receivable to fulfill potential future replacement obligation. In the event of replacement, Deltona and Scafholding shall direct the Trustee to accept the replacement through Assignment and/or conveyances and reconvey and reassign the defaulted contracts with lots, notes and mortgages to Deltona.

     3. Litigation Involving Purchased Accounts
        ---------------------------------------

     In the event any legal action or other proceedings are brought relating to any of the Purchased Accounts, Deltona will deliver to Scafholding , promptly after Scafholding's request therefore, such papers as Deltona may have in it's possession, and which buyer in it's sole discretion deems relevant to such action. Notwithstanding the foregoing, Deltona holds Scafholding harmless from any claim or claims which may be brought by the respective Purchasers under the installment sales agreements or purchase-money mortgages (Purchased Accounts) against Deltona, for all losses, costs, expenses, liabilities and damage whatsoever, including but not limited to costs and attorneys' fees which may arise at anytime, related thereto and/or as a result of the sale contemplated and related hereto, directly or indirectly, as a result of any act or admission of Deltona in connection herewith or, relation or connection with any of the Purchased Accounts, or which may otherwise arise as a result of Deltona's exercise or performance of any of its powers of duties hereunder. Deltona will, at its expense, defend any action of proceeding instituted by such Purchasers, which relate directly or indirectly to the Deltona's duties under this Agreement.

     4. Fees to Deltona for Services Rendered
        -------------------------------------

     The parties hereto agree that the fees for the services contemplated in this Agreement to be performed by Deltona shall be Five Dollars ($5.00) per Purchased Account per month for all Purchased Account that have not been paid in full

     Scafholding shall be responsible for all costs associated with conveyance of title. Deltona shall be responsible for all costs associated with title insurance policies and foreclosures.

     5. Qualification as Portfolio Interest
        -----------------------------------

     The parties hereto acknowledge that it is their intent that the interest transmitted to Scafholding by the Deltona under this Agreement shall be exempt from United States income tax withholding pursuant to the statutes and regulations relating to "portfolio interest" as defined under

United States income tax laws. Consequently, Scafholding's Participating Interest in this Agreement which is represented by the Registered Portfolio Debt Ownership Certificate (the "Certificate") a copy of which is attached as Exhibit "A" hereto is registered with the Deltona. In addition, the parties agree that:

     (a) Ownership of Scafholding's Interest in the Purchased Assets may not be transferred in whole or in part except as provided in the Certificate attached hereto as Exhibit "A";

     (b) Scafholding shall file with Deltona, and keep current, a Form W-8, or such substitute forms as may be required from time to time by the United States Internal Revenue Service;

     (c)  Deltona  shall  file a Form  10425  annually  with the  United  States
Internal Revenue Service with a copy of Scafholding's Form W-8 statement and shall otherwise comply with the requirements of Treas. Reg. 1.6049-5(b)(2)(iv).

     6. Attorneys' Fees
        ---------------

     In the event of any litigation or arbitration proceeding between the parties to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs in addition to any other relief awarded.

     7. Choice of Law and Venue
        -----------------------

     This Agreement shall be construed in accordance with the laws of the State of Florida. In the event of litigation between the parties hereto, it is agreed that such litigation shall be maintained in the courts of the State of Florida or in the United States District Court in the State of Florida. The parties hereto expressly waive any objection to said venue, and agree that service of process maybe affected in the manner provided for giving of notice pursuant to Paragraph 6 hereof.

     8. Notice
        ------

     Any notice required or permitted to be given hereunder shall be in writing, and shall be transmitted by postage prepaid, certified or registered mail, to the parties at their address designated herein as follows:

                  Grantor
                           Scafholding B.V.
                           Ottergeerde 14
                           4941 VM Raamsdonksveer
                           The Netherlands

                  Deltona
                           The Deltona Corporation
                           999 Brickell Avenue
                           Suite 700
                           Miami, Florida  33131
                           Attention:  Earle D. Cortright, Jr., President

                  Five Points Title Services Company, Inc.
                           999 Brickell Avenue
                           Suite 700
                           Miami, Florida  33131
                           Attention: Nancy Roche, President

     9. Modification
        -------------

     This Agreement exclusively and completely states the rights and obligations with respect to the matters set forth herein. No modification, variation, termination, discharge, or abandonment thereof, and no waiver of any of the provisions or conditions shall be valid, unless in writing and signed by the parties hereto.

     10. Binding Effect
         --------------

     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their successors and assigns.

     11. Severability
         ------------

     In case any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and unenforceability of the remaining provisions contained herein, shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, this Agreement is executed as of the date set forth above.

                                          THE DELTONA CORPORATION

                                          By: /s/ Earle D.  Cortright, Jr.
                                             ----------------------------------
                                             Earle D. Cortright, Jr., President
                                             "Deltona"

                                          SCAFHOLDING, B.V.

                                          By: /s/ Antony Gram
                                             ----------------------------------
                                             Antony Gram
                                             "Scafholding"

                                          FIVE POINTS TITLE SERVICES
                                           COMPANY, INC.

                                          By: /s/ Nancy Roche
                                             ----------------------------------
                                             Nancy Roche, President
                                             "Trustee"

                                    EXHIBITS

     Exhibit A: Certificate of Scafholding's Ownership of Purchased Accounts

     Exhibit B: Trust Agreement

     Exhibit C: Agreement of Purchase and Sale dated 11/13/97